SUPPLEMENT NO. 1

dated August 25, 2005

to the Prospectus dated May 1, 2005

for the TIAA Separate Account VA-1

The portfolio management team for the Account is changing. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

The portfolio management team for the Stock Index Account is adding a new portfolio manager to the manager that is currently listed in the May 1, 2005 Prospectus. Anne Sapp will remain as a member of the portfolio management team primarily responsible for the day-to-day management of the Stock Index Account. As of September 1, 2005, Philip James (Jim) Campagna will become a new member of the portfolio management team of that Account.

Name	Title	Portfolio Role/ Coverage/ Expertise/ Specialty	Experience Over Past Five Years	Total Years/Months Experience
				At TIAA	Total	On Team
Philip James (Jim) Campagna, CFA	Associate	Quantitative Portfolio Construction	Investment Management, TIAA and its affiliates—2005 to the present; Portfolio Manager, International Strategy Leader, Mellon Capital Management—1997 to 2005.	0.5	14.0	0

Similar biographical information with respect to Anne Sapp can be found in the May 1, 2005 Prospectus.

A11049 08/05